UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)     May 12, 2022

Benchmark 2022-B35 Mortgage Trust

(Exact name of issuing entity)

(Central Index Key number of issuing entity: 0001921064)

Citigroup Commercial Mortgage Securities Inc.

(Exact name of the depositor as specified in its charter)

(Central Index Key number of depositor: 0001258361)

Citi Real Estate Funding Inc.

(Central Index Key number: 0001701238)

Goldman Sachs Mortgage Company

(Central Index Key number 0001541502)

German American Capital Corporation

(Central Index Key number: 0001541294)

JPMorgan Chase Bank, National Association

(Central Index Key number: 0000835271)

(Exact name of sponsors as specified in their charters)

Delaware	333-262701-01	86-1073506
(State or other jurisdiction of incorporation of depositor)	(Commission File Number of issuing entity)	(IRS Employer Identification No. of depositor)

388 Greenwich Street
New York, New York	10013
(Address of principal executive offices of depositor)	(Zip Code of depositor)

Depositor’s telephone number, including area code     (212) 816-5343

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01.	Other Events.

On May 12, 2022 (the “Closing Date”), Citigroup Commercial Mortgage Securities Inc. (the “Depositor”) caused the issuance, pursuant to a Pooling and Servicing Agreement, dated as of May 1, 2022 (the “Pooling and Servicing Agreement”), between the Depositor, as depositor, KeyBank National Association, as master servicer and special servicer, Park Bridge Lender Services LLC, as operating advisor and asset representations reviewer, Computershare Trust Company, National Association, as certificate administrator, and Wilmington Trust, National Association, as trustee, of the Benchmark 2022-B35 Mortgage Trust, Commercial Mortgage Pass-Through Certificates, Series 2022-B35 (the “Certificates”) and the Uncertificated VRR Interest. The Pooling and Servicing Agreement is attached hereto as Exhibit 4.1. Capitalized terms used but not defined herein shall have the meanings assigned to them in the Pooling and Servicing Agreement.

The Certificates consist of the following classes, designated as (i) the Class A-1, Class A-2, Class A-3-1, Class A-4-1, Class A-5, Class A-SB, Class X-A, Class A-S, Class B and Class C Certificates (collectively, the “Public Certificates”), (ii) the Class X-D, Class X-F, Class X-G, Class X-H, Class X-J, Class D, Class E, Class F, Class G, Class H, Class J and Class R Certificates (collectively, the “Private Certificates”), (iii) the Class A-3-2 and Class A-4-2 Certificates, (iv) the Class S Certificates and (v) the Class VRR Certificates.

All of the Public Certificates, having an aggregate initial principal amount of $763,661,500, were sold to Citigroup Global Markets Inc. (“CGMI”), Goldman Sachs & Co. LLC (“GS&Co.”), Deutsche Bank Securities Inc. (“DBSI”), J.P. Morgan Securities LLC (“JPMS”), Bancroft Capital, LLC (“Bancroft”) and Drexel Hamilton, LLC (“Drexel” and, together with CGMI, GS&Co., DBSI, JPMS and Bancroft, in such capacity, the “Underwriters”), pursuant to an Underwriting Agreement, dated as of May 4, 2022 (the “Underwriting Agreement”), between the Depositor and the Underwriters. CGMI, GS&Co., DBSI and JPMS are acting as co-lead managers in connection with the offering of the Public Certificates. The Public Certificates were offered by the Underwriters for sale to the public, pursuant to the Depositor’s Preliminary Prospectus, dated April 25, 2022, and by the Prospectus, dated May 4, 2022 (the “Prospectus”), in negotiated transactions or otherwise at varying prices determined at the time of sale. The Underwriting Agreement is attached hereto as Exhibit 1. In connection with the issuance, and sale to the Underwriters, of the Public Certificates, a legal opinion was rendered related to the validity of, and certain federal income tax considerations relating to, the Public Certificates, which legal opinion is attached hereto as Exhibit 5.

All of the Private Certificates, having an aggregate initial principal amount of $142,508,136 were sold to CGMI, GS&Co., DBSI, JPMS, Bancroft and Drexel (together with CGMI, GS&Co., DBSI, JPMS and Bancroft, in such capacity, the “Initial Purchasers”), pursuant to a Purchase Agreement, dated as of May 4, 2022, between the Depositor and the Initial Purchasers. The Private Certificates were sold in private placement transactions exempt from registration under the Securities Act of 1933, as amended (the “Act”), pursuant to Section 4(a)(2) of the Act.

The Certificates and the Uncertificated VRR Interest represent, in the aggregate, the entire beneficial ownership in Benchmark 2022-B35 Mortgage Trust (the “Issuing Entity”), a common law trust fund formed under the laws of the State of New York pursuant to the Pooling and Servicing Agreement. The assets of the Issuing Entity consist primarily of 37 fixed-rate mortgage loans (the “Mortgage Loans”) secured by first liens on various types of commercial and multifamily properties. The Mortgage Loans were acquired by the Depositor from (i) Citi Real Estate Funding Inc. (“CREFI”), pursuant to a Mortgage Loan Purchase Agreement, dated as of May 1, 2022 (the “CREFI Mortgage Loan Purchase Agreement”),

between the Depositor and CREFI, (ii) Goldman Sachs Mortgage Company (“GSMC”), pursuant to a Mortgage Loan Purchase Agreement, dated as of May 1, 2022 (the “GSMC Mortgage Loan Purchase Agreement”), between the Depositor and GSMC, (iii) German American Capital Corporation (“GACC”), pursuant to a Mortgage Loan Purchase Agreement, dated as of May 1, 2022 (the “GACC Mortgage Loan Purchase Agreement”), between the Depositor and GACC, (iv) JPMorgan Chase Bank, National Association (“JPMCB”) pursuant to a Mortgage Loan Purchase Agreement, dated as of May 1, 2022 (the “JPMCB Mortgage Loan Purchase Agreement” and, together with the CREFI Mortgage Loan Purchase Agreement, the GSMC Mortgage Loan Purchase Agreement and the GACC Mortgage Loan Purchase Agreement, the “Mortgage Loan Purchase Agreements”), between the Depositor and JPMCB. The Mortgage Loan Purchase Agreements are attached hereto as Exhibits 99.1, 99.2, 99.3 and 99.4, respectively.

The assets of the Issuing Entity include several Mortgage Loans which are part of a Loan Combination as described in the Prospectus. Each Loan Combination is governed by a co-lender, intercreditor or similar agreement (each, a “Co-Lender Agreement”) between the holders of the promissory notes comprising such Loan Combination, the terms of which are described under “Description of the Mortgage Pool—The Loan Combinations” in the Prospectus. Each Co-Lender Agreement is attached as an exhibit hereto, as identified in the following table. Moreover, certain of such Loan Combinations will not be serviced pursuant to the Pooling and Servicing Agreement, but will instead be serviced pursuant to a different servicing agreement (each, an “Outside Servicing Agreement”). Each such Outside Servicing Agreement is attached as an exhibit hereto, as described in the following table. For a description of the servicing of the applicable Loan Combinations under such Outside Servicing Agreement, see “The Pooling and Servicing Agreement—Servicing of the Outside Serviced Mortgage Loans” in the Prospectus.

Name of Mortgaged Property or Portfolio of Mortgaged Properties Securing Subject Loan Combination (as identified on the Mortgage Loan Schedule to the Pooling and Servicing Agreement)	Exhibit Number of Related Co-Lender Agreement	Exhibit Number of Related Outside Servicing Agreement (if any)
One Wilshire	4.8	4.2
The Reef	4.9
ILPT Logistics Portfolio	4.10	4.3
Shearer’s Industrial Portfolio	4.11
Bedrock Portfolio	4.12	4.2
Bell Works	4.13
2550 M Street	4.14
Nut Tree Plaza	4.15
ExchangeRight Net Leased Portfolio #55	4.16
200 West Jackson	4.17	4.4
Grede Casting Industrial Portfolio	4.18	4.2
601 Lexington Avenue	4.19	4.5
Novo Nordisk HQ	4.20	4.6
Gem Tower	4.21	4.7

The net proceeds of the sale of the Certificates and the Uncertificated VRR Interest were applied to the purchase of the Mortgage Loans by the Depositor from CREFI, GSMC, JPMCB and GACC.  The net proceeds to the Depositor of the offering of the Certificates, after deducting expenses payable by the Depositor in connection with the issuance and distribution of the Certificates of $5,379,896, were approximately $1,073,629,375.  Of the expenses paid by the Depositor, approximately $84,791 were paid directly to affiliates of the Depositor, $50,000 in the form of fees were paid to the Underwriters and the Initial Purchasers, $0 were paid to or for the Underwriters and the Initial Purchasers, and $5,245,105 were other expenses.  All of the foregoing expense amounts are the Depositor’s reasonable estimates of such expenses.  No underwriting discounts and commissions or finder’s fees were paid by the Depositor.

Further information regarding such sales is set forth in the Underwriting Agreement (including, as to the price per class of Public Certificates, on Schedule II thereto) and in the Depositor’s Prospectus, dated May 4, 2022. The related registration statement (file no. 333-262701) was originally declared effective on April 22, 2022. In connection with such Prospectus, the principal executive officer of the Depositor has provided the certification attached hereto as Exhibit 36.1.

CREFI, in its capacity as “retaining sponsor”, is satisfying its credit risk retention obligation under Regulation RR (12 C.F.R. Part 43) promulgated under Section 15G of the Securities Exchange Act of 1934, as amended (“Regulation RR”) in connection with the securitization of the Mortgage Loans referred to above by the acquisition from the Depositor, on the Closing Date in transactions exempt from registration under the Act pursuant to Section 4(a)(2) of the Act, of portions of a “single vertical security” (as defined in Regulation RR) that is an “eligible vertical interest” (as defined in Regulation RR) in the Issuing Entity, with an aggregate initial principal balance of approximately $56,077,692 as of the Closing Date, consisting of (i) the Uncertificated VRR Interest retained by Goldman Sachs Bank USA (“GS Bank”) (or a “majority-owned affiliate” as defined in Regulation RR (“MOA”) of GS Bank) and (ii) the Class VRR Certificates acquired by CREFI as described below (collectively, the “Combined VRR Interest”). The Combined VRR Interest represents at least 5.0% of the sum of the initial certificate balance of all of the Certificates and the aggregate initial principal balance of the Uncertificated VRR Interest as of the Closing Date. The Combined VRR Interest will entitle each holder thereof to a specified percentage of the amounts paid on each other class of ABS interests in the Issuing Entity. On the Closing Date, pursuant to the GSMC Mortgage Loan Purchase Agreement, GS Bank, an “originator” (within the meaning of Regulation RR) of Mortgage Loans and/or portions thereof representing approximately 30.4% of the aggregate Cut-Off Date Balance of all the Mortgage Loans acquired from the Depositor, in a transaction exempt from registration under the Act pursuant to Section 4(a)(2) of the Act, $17,052,544 of the Combined VRR Interest in the form of the Uncertificated VRR Interest, in exchange for a reduction in the price that GS Bank received for its sale (through GSMC) to the Depositor of the Mortgage Loans and/or portions thereof originated by GS Bank that it transferred (through GSMC) to the Depositor. On the Closing Date, pursuant to the CREFI Mortgage Loan Purchase Agreement, CREFI received, in a transaction exempt from registration under the Act pursuant to Section 4(a)(2) of the Act, as partial consideration for the Mortgage Loans and/or portions thereof that CREFI transferred to the Depositor, $39,025,148 of the Combined VRR Interest in the form of Class VRR Certificates.

Midland Loan Services, a Division of PNC Bank, National Association will act as primary servicer with respect to certain of the Mortgage Loans sold to the Depositor by JPMCB pursuant to that certain Primary Servicing Agreement, dated as of May 1, 2022 and as to which an executed version is attached hereto as Exhibit 99.5, between KeyBank National Association and Midland Loan Services, a Division of PNC Bank, National Association.

Item 9.01.	Financial Statements and Exhibits.

(d)       Exhibits

Exhibit No.	Description
Exhibit 1	Underwriting Agreement
Exhibit 4.1	Pooling and Servicing Agreement
Exhibit 4.2	Benchmark 2022-B32 PSA
Exhibit 4.3	ILPT 2022-LPFX TSA
Exhibit 4.4	Benchmark 2022-B33 PSA
Exhibit 4.5	BXP 2021-601L TSA
Exhibit 4.6	Benchmark 2021-B31 PSA
Exhibit 4.7	Benchmark 2022-B34 PSA
Exhibit 4.8	One Wilshire Co-Lender Agreement
Exhibit 4.9	The Reef Co-Lender Agreement
Exhibit 4.10	ILPT Logistics Portfolio Co-Lender Agreement
Exhibit 4.11	Shearer’s Industrial Portfolio Co-Lender Agreement
Exhibit 4.12	Bedrock Portfolio Co-Lender Agreement
Exhibit 4.13	Bell Works Co-Lender Agreement
Exhibit 4.14	2550 M Street Co-Lender Agreement
Exhibit 4.15	Nut Tree Plaza Co-Lender Agreement
Exhibit 4.16	ExchangeRight Net Leased Portfolio #55 Co-Lender Agreement
Exhibit 4.17	200 West Jackson Co-Lender Agreement
Exhibit 4.18	Grede Casting Industrial Portfolio Co-Lender Agreement
Exhibit 4.19	601 Lexington Avenue Co-Lender Agreement
Exhibit 4.20	Novo Nordisk HQ Co-Lender Agreement
Exhibit 4.21	Gem Tower Co-Lender Agreement
Exhibit 5	Legality Opinion of Orrick, Herrington & Sutcliffe LLP, dated May 12, 2022
Exhibit 8	Tax Opinion of Orrick, Herrington & Sutcliffe LLP, dated May 12, 2022 (included as part of Exhibit 5)

Exhibit 23	Consent Opinion of Orrick, Herrington & Sutcliffe LLP, dated May 12, 2022 (included as part of Exhibit 5)
Exhibit 36.1	Depositor’s Certification for Shelf Offerings of Asset-Backed Securities in respect of that certain Prospectus dated May 4, 2022, which such certification is dated May 4, 2022
Exhibit 99.1	CREFI Mortgage Loan Purchase Agreement
Exhibit 99.2	GSMC Mortgage Loan Purchase Agreement
Exhibit 99.3	GACC Mortgage Loan Purchase Agreement
Exhibit 99.4	JPMCB Mortgage Loan Purchase Agreement
Exhibit 99.5	Primary Servicing Agreement, dated as of May 1, 2022, between KeyBank National Association, as master servicer, and Midland Loan Services, a Division of PNC Bank, National Association, as primary servicer

Pursuant to the requirements of the Securities Exchange Act of 1934, the depositor has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: May 12, 2022	CITIGROUP COMMERCIAL MORTGAGE SECURITIES INC.

	By:	/s/ Richard Simpson
		Name:	Richard Simpson
		Title:	President

Benchmark 2022-B35 – Form 8-K (Closing)